
LEATT
RENTHAL

2020 INVESTOR PRESENTATION

FORWARD LOOKING STATEMENT

This presentation may contain forward-looking statements regarding Leatt Corporation (the "Company") within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act under the private securities litigation reform act of 1995, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements." These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by them.

These risks and uncertainties include, but are not limited to, the factors described in the section captioned "risk factors" in our latest annual report on form 10-k. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to: the likelihood that the Company will continue to develop and introduce additional products to the market at the same rate, or that the Company will continue to develop its digital and e-commerce capabilities to benefit from changes in customer e-commerce buying patterns; the likelihood that the Company will continue to achieve growth in international markets, or benefit from market acceptance of its branded products; the financial outlook of the Company; the general ability of the Company to achieve its commercial objectives in view of the ongoing global pandemic; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information.

Forward-looking statements also represent our estimates and assumptions only as of the date of this presentation. You should read this presentation and the documents that we reference herein with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.



TODAY'S PRESENTATION


1/ THE LEATT STORY
2/ OUR ASPIRATIONS
3/ FINANCIAL TRENDS
4/ THE LEATT INVESTMENT OPPORTUNITY

A PASSION FOR SAFETY



- BORN IN CAPE TOWN SOUTH AFRICA
- DR CHRIS LEATT'S PASSION TO PROTECT FAMILY MEMBERS
- REVOLUTIONARY NECK BRACE FOR OFF-ROAD MOTO RIDERS

830K

NECK BRACES SOLD


LEATT

$143 MILL

GLOBAL MULTI-CHANNEL SALES & DISTRIBUTION


33%
46%
7%
3%
7%
OTHER 4%

HEADQUARTERS IN CAPE TOWN SOUTH AFRICA

74 DEDICATED LEATT STAFF MEMBERS* GLOBALLY IN 11 COUNTRIES

16 MANUFACTURING PARTNERS WITH QUALITY CONTROL IN PLACE

DIRECT DISTRIBUTION IN THE UNITED STATES & SOUTH AFRICA

52 TOP TIER 3RD PARTY DISTRIBUTORS AROUND THE GLOBE

STRONG DIRECT E-COMMERCE PARTNERSHIPS

*INCLUDES CONTRACTORS

HEAD TO TOE PROTECTION

- CONSISTENT INNOVATIVE CATEGORY DEVELOPMENT
- AWARD WINNING ATHLETE TESTED AND ENDORSED PRODUCT LINE UP
- CUTTING EDGE DEVELOPMENT WITH 98 PATENTS GRANTED OR IN PROCESS
- OVER A DECADE OF DEVELOPMENT TO DEVELOP A HEAD TO TOE OFFERING
  - MOTO
  - MTB


LEATT

1/THE LEATT STORY

GAINING MARKET SHARE

PRODUCT CATEGORY EXPANSION HAS LED TO REVENUE DIVERSIFICATION

NEW PRODUCT CATEGORIES GAINING TRACTION

DEALERS HAVE THE OPPORTUNITY TO LEVERAGE A FULL LINE

A PROVEN ABILITY TO GAIN MARKET SHARE OVER TIME

PRIMARY CATEGORY SALES MIX



23%
10%
22%
10%
21%
8%
OTHER 6%

CHEST PROTECTOR MARKET SHARE



35%
30%
25%
20%
15%
10%
5%
0
FOX
THOR
LEATT
EVS
A-STARS
FLY
TLD
HRP
ATLAS
O'NEIL
MSR
AWNSER
ACERBIS
AXO
MOOSE
SHIFT
OTHER
NONE

SOURCE : Racer X Illustrated magazine reader survey, available at http://mediakit.filterpubs.com/survey

OUR CORE MARKETS


~7.5*
MILLION RIDERS
OFF-ROAD MOTORCYCLE AND DUAL SPORT MARKET


~2.5*
MILLION RIDERS
EXPANDED TO DOWNHILL BICYCLE MARKET IN 2010


~250*
MILLION RIDERS
WIDER MARKET EXPANSION IN 2014

*MANAGEMENT ESTIMATE

BUILDING A GLOBAL CONSUMER BRAND


LEATT
THE SCIENCE OF THRILL

AN AUTHENTIC VOICE THAT RESONATES WITH CONSUMERS

DIRECT CONSUMER ENGAGEMENT THROUGH DIGITAL CHANNELS

MEASURABLE AND TARGETED CAMPAIGNS

f 286K Instagram 140K

TODAY'S PRESENTATION



1/ THE LEATT STORY

2/ OUR ASPIRATIONS

3/ FINANCIAL TRENDS

4/ THE LEATT INVESTMENT OPPORTUNITY


TO PROVIDE INNOVATION AND EXHILARATION
TO RIDERS AROUND THE WORLD
WITH PROTECTIVE GEAR TECHNOLOGY
THAT RESHAPES THE CATEGORY

WHAT TO EXPECT

TO PROVIDE INNOVATION AND EXHILARATION TO RIDERS AROUND THE WORLD WITH PROTECTIVE GEAR TECHNOLOGY THAT RESHAPES THE CATEGORY

- EXPAND & REFINE CATEGORIES
- INNOVATIVE TECHNOLOGY
- CORE SEGMENT EXPANSION
- BRAND INVESTMENT
- SUPPLY CHAIN EFFICIENCY
- MULTI-CHANNEL DEVELOPMENT



FINANCIAL ASPIRATIONS

DOUBLE DIGIT REVENUE

SUSTAINABLE PROFITABILITY

SHAREHOLDER VALUE

TODAY'S PRESENTATION



1 / THE LEATT STORY

2 / OUR ASPIRATIONS

3 / FINANCIAL TRENDS

4 / THE LEATT INVESTMENT OPPORTUNITY

CONSISTENT DOUBLE DIGIT REVENUE GROWTH
ABILITY TO OPERATE EFFICIENTLY AT SCALE

AUDITED REVENUE FULL YEAR ENDED - DEC 31


$16.4MIL
2016
$9MIL
$20.1MIL
2017
$9.3MIL
$24.4MIL
2018
$10.1MIL
$28.3MIL
2019
$11.1MIL
OPERATING EXPENSES

UNAUDITED REVENUE YTD - JUNE 30


$11.4MIL
2019
$5.4MIL
$14.5MIL
2020
$5.4MIL
OPERATING EXPENSES

PLEASE SEE SUPPLEMENTARY FINANCIAL TABLES FOR ADDITIONAL DETAIL

SUSTAINABLE PROFITABILITY

EBITDA FULL YEAR ENDED - DEC 31


-$200K
2016
$700K
2017
$2.2MIL
2018
$2.7MIL
2019

EBITDA YEAR TO DATE - JUNE 30


$500K
2019
$1.8MIL
2020

PLEASE SEE SUPPLEMENTARY FINANCIAL TABLES FOR ADDITIONAL DETAIL

SUSTAINABLE WORKING CAPITAL MANAGEMENT

CASH & EQUIVALENT BALANCES


$1.1MIL
2016
DEC 31
$1.5MIL
2017
DEC 31
$1.7MIL
2018
DEC 31
$2.1MIL
2019
DEC 31
$2.6MIL
2020
JUNE 30

3.6 : 1

CURRENT RATIO

COMMON STOCK - LEAT	AUG 26
CLOSING SHARE PRICE	$4.70
SHARE PRICE RANGE (52-WEEK)	$1.50-$4.99
AVERAGE DAILY TRADING VOLUME (12-WEEK)	5970
COMMON STOCK OUTSTANDING	5.4MIL
MARKET CAPITALISATION	$25.4MIL


CLOSING SHARE PRICE DAILY
6
4
2
0
AUG
SEPT
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
2019
2020


AVERAGE TRADING VOLUME - 12 MONTHS
18
16
14
12
10
8
6
4
2
0
AUG
SEPT
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
2019
2020


1 / THE LEATT STORY
2 / OUR ASPIRATIONS
3 / FINANCIAL TRENDS
4 / THE LEATT INVESTMENT OPPORTUNITY

4/THE LEATT INVESTMENT OPPORTUNITY

- PROVEN ABILITY TO DEVELOP A PIPELINE OF SUCCESFUL CATEGORIES - NOW HEAD TO TOE ✔
- A GLOBAL CONSUMER BRAND WELL POSITIONED TO LEVERAGE CURRENT TRENDS ✔
- STRONG AND DEVELOPING MULTI CHANNEL GLOBAL SALES AND DISTRIBUTION NETWORK ✔
- BUILT ON A SUSTAINABLE MODEL OF GROWTH AND OPERATING EFFICIENCY ✔
- CLEAN CAPITALISATION WITH NO NEED FOR IMMEDIATE GROWTH CAPITAL ✔





INVESTOR RELATIONS
ALIX CAPITAL, LLC
MICHAEL MASON
TEL: (917) 841-8371
E-MAIL: INVESTOR-INFO@LEATT.COM

HEADQUARTERS OFFICE
12 KIEPERSOL CRESCENTATLAS
GARDENSDURBANVILLE, 7550
SOUTH AFRICA
PHONE: +27 21 557 7257

THANK YOU

SUPPLEMENTARY FINANCIAL TABLES

LEATT CORPORATION - SELECTED PROFIT & LOSS ITEMS

	June 30, 2020	June 30, 2019	Dec 31, 2019	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018
REVENUES	$14,485,004	$11,367,994	$28,317,817	$24,392,312	$20,139,785	$16,416,465
GROSS PROFIT	6,777,690	5,492,738	13,006,804	11,571,859	9,465,338	8,238,448
GROSS PROFIT %	47%	48%	46%	47%	47%	50%
SALARIES, GENERAL & ADMIN	2,397,695	2,579,294	5,223,139	4,681,592	4,263,272	4,206,148
PROFESSIONAL FEES	534,905	384,537	725,986	611,269	694,345	538,076
ADVERTISING & MARKETING	981,231	1,035,882	1,989,959	1,881,368	1,690,408	1,588,599
RESEARCH & DEVELOPMENT	724,812	706,315	1,491,155	1,412,866	1,358,512	1,443,451
DEPRECATION	382,801	377,995	760,217	695,605	476,552	409,534
TOTAL OPERATING COST	5,381,906	5,390,620	11,072,507	10,128,581	9,337,864	9,073,530
INCOME (LOSS) BEFORE INCOME TAXES	1,382,607	114,221	1,942,457	1,526,084	216,055	(634,195)
NET INCOME	$1,036,955	$82,938	$1,375,728	$1,196,844	$237,292	$(455,237)
EBITDA	$1,765,408	$492,216	$2,744,185	$2,246,689	$692,607	$(224,661)
EARNINGS PER SHARE	$0.19	$0.02	$0.26	$0.22	$0.04	$(0.09)

LEATT CORPORATION - SELECTED BALANCE SHEET ITEMS

	June 30, 2020	Dec 31, 2019	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
CASH EQUIVALENTS	2,627,438	2,072,864	1,709,900	1,518,157	1,103,003
ACCOUNTS RECEIVABLE	2,478,014	2,956,012	2,049,331	2,420,656	2,217,840
INVENTORY	5,647,774	8,655,176	4,815,215	5,034,310	4,578,125
TOTAL CURRENT ASSETS	13,491,729	15,318,834	10,353,197	10,574,081	9,457,261
TOTAL ASSETS	15,899,524	18,188,493	12,736,533	12,790,381	10,784,874
TOTAL CURRENT LIABILITIES	3,792,685	7,085,581	3,431,568	4,951,795	3,564,150
LONG TERM LIABILITIES	539,611	381,191	250,900	38,100	-
TOTAL STOCKHOLDERS' EQUITY	11,567,228	10,721,721	9,054,065	7,800,486	7,220,724
CURRENT RATIO	3.6 : 1	2.2 : 1	3.0 : 1	2.1 : 1	2.7 : 1